Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Wellington Government and Quality Bond Portfolio

(the “Portfolio”)

Supplement dated May 6, 2025, to the Portfolio’s

Summary Prospectus and Prospectus, each dated May 1, 2025, as supplemented to date

At a meeting held on April 2, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”) approved the termination of Wellington Management Company LLP (“Wellington”) as the subadviser to the Portfolio and approved the appointment of Goldman Sachs Asset Management L.P. (“GSAM”) as the subadviser to the Portfolio. The Board also approved a change in the Portfolio’s name to the “SA Goldman Sachs Government and Quality Bond Portfolio,” along with a change to the Portfolio’s investment goal and certain changes to the Portfolio’s principal investment strategies and techniques. The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s name, subadviser, investment goal, principal investment strategies and techniques and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective in mid-July 2025 (the “Effective Date”).

The Portfolio’s investment goal is relatively high income, liquidity and security of principal. As of the Effective Date, the Portfolio’s investment goal will be to seek a high degree of income and total return, consistent with safety of principal and the high credit quality of U.S. Government securities.

The Portfolio’s current principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality fixed income securities. The Portfolio principally invests in fixed-income securities, including U.S. Government securities, mortgage-backed securities, asset-backed securities and high quality bonds.

As of the Effective Date, the Portfolio’s 80% investment policy will remain the same, but the Portfolio intends to have a greater focus on investments in agency issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities and repurchase agreements collateralized by such securities.

At the Meeting, the Board also approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and GSAM with respect to the Portfolio (the “New Subadvisory Agreement”), which will become effective on the Effective Date.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about GSAM and the New Subadvisory Agreement.

Once the changes to the Portfolio’s name, investment goal, investment strategies and techniques and risks become effective, an updated prospectus reflecting these changes will be made available to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s principal investment strategies and techniques and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704H-WGQ1 (5/25)